UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2018

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders of Mitel Networks Corporation (“Mitel”) was convened at 10:00 a.m., Ottawa time, on July 10, 2018:

(1) to consider and vote on a special resolution (the “Arrangement Resolution”) to approve an arrangement (the “Arrangement”) under section 192 of the Canada Business Corporations Act pursuant to the Arrangement Agreement, dated as of April 23, 2018, among Mitel, MLN AcquisitionCo ULC (“Purchaser”) and MLN TopCo Ltd., to effect among other things the acquisition by Purchaser of all of the outstanding common shares of Mitel in exchange for $11.15 cash (less any applicable withholding taxes) per common share of Mitel;

(2) to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Mitel’s named executive officers in connection with the Arrangement (the “Compensation Proposal”); and

(3) to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Arrangement Resolution (the “Adjournment Proposal”).

The final voting results as to each proposal (each of which is described in greater detail in the definitive proxy statement filed by Mitel with the Securities Exchange Commission and Canadian securities regulatory authorities on June 8, 2018) are set forth below.

(1) The Arrangement Resolution. The Arrangement Resolution was approved. Voting results were as follows:

For	Against	Abstain	Broker Non-Votes
77,041,725	1,719,135	228,873	0

(2) The Compensation Proposal. The non-binding, advisory Compensation Proposal was not approved. Voting results were as follows:

For	Against	Abstain	Broker Non-Votes
32,039,933	46,539,913	409,887	0

(3) The Adjournment Proposal. In connection with the special meeting, Mitel solicited proxies with respect to the Adjournment Proposal. Because there were sufficient votes to approve the Arrangement Resolution, it was not necessary to submit the Adjournment Proposal to shareholders.

Item 8.01.	Other Events.

On July 10, 2018, Mitel issued the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2018

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary